Exhibit 10.1

NOTE

$16,000,000.00	April 2, 2012

FOR VALUE RECEIVED, the borrowing entities identified on Exhibit A attached hereto (jointly and severally, the “Borrower”), promise to pay to the order of RBS Citizens, N.A., a national banking association (the “Lender”), the principal sum of Sixteen Million and no/100 Dollars ($16,000,000.00) or such lesser amount that is the aggregate unpaid principal amount of the Loan made by Lender to Borrower pursuant to Article 1 of the Credit Agreement (as hereinafter defined), in immediately available funds at the office of Lender, 28 State Street, Boston, MA 02109, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Credit Agreement.

Lender is hereby authorized to record based on the loan payment schedule attached hereto, or to otherwise record in accordance with its usual practice (including, without limitation in Lender’s electronic data processing system), the date and amount of each advance and the date and amount of each interest and principal payment hereunder.

This Note is issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated May 10, 2010, as amended by that certain Amendment No. 1 to Credit Agreement dated June 7, 2011 and that certain Amendment No. 2 to Credit Agreement dated of even date herewith (which, as it may be further amended or modified and in effect from time to time, is herein called the “Credit Agreement”), between Borrower and Lender, to which Credit Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.  Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Credit Agreement.

FLYER ENTERPRISES, INC.
ANKER, INC.
TMA ENTERPRISES OF NOVI, INC.
AMC GRAND BLANC, INC.
AMC PETOSKEY, INC.
AMC TROY, INC.
AMC FLINT, INC.
AMC PORT HURON, INC.
AMC CHESTERFIELD, INC.
AMC MARQUETTE, INC.
MCA ENTERPRISES BRANDON, INC.
AMC NORTH PORT, INC.
AMC RIVERVIEW, INC.
BERKLEY BURGERS, INC.
TROY BURGERS, INC.
ANN ARBOR BURGERS, INC.
AMC TRAVERSE CITY, INC.
BRIGHTON BURGERS, INC.
CASCADE BURGERS REAL ESTATE, INC.
CASCADE BURGERS, INC.
EAST LANSING BURGERS, INC.
BEARCAT ENTERPRISES, INC.
each, a Michigan corporation

TMA ENTERPRISES OF FERNDALE, LLC,
AMC WARREN, LLC,
BUCKEYE GROUP, LLC,
BUCKEYE GROUP II, LLC,
each, a Michigan limited liability company

AMC LAKELAND, INC.
AMC SARASOTA, INC.
AMC FT. MYERS, INC.
each, a Florida corporation

By:  /s/ David G. Burke
Name:         David G. Burke
Title:           Chief Financial Officer

STATE OF     Michigan

COUNTY OF    Oakland

Acknowledged by David G. Burke, the Chief Financial Officer of Flyer Enterprises, Inc., Anker, Inc., TMA Enterprises of Novi, Inc., AMC Grand Blanc, Inc., AMC Petoskey, Inc., AMC Troy, Inc., AMC Flint, Inc., AMC Port Huron, Inc., AMC Chesterfield, Inc., AMC Marquette, Inc., MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., Berkley Burgers, Inc., Ann Arbor Burgers, Inc., Troy Burgers, Inc., AMC Traverse City, Inc., Brighton Burgers, Inc., Cascade Burgers Real Estate, Inc., Cascade Burgers, Inc., East Lansing Burgers, Inc., Bearcat Enterprises, Inc., AMC Lakeland, Inc., AMC Sarasota, Inc., AMC Ft. Myers, Inc., Diversified Restaurant Holdings, Inc., and as the Manager of TMA Enterprises of Ferndale, LLC, AMC Warren, LLC, Buckeye Group, LLC and Buckeye Group II, LLC, before me on the    20th     day of March, 2012.

Signature   /s/ Kathleen Marie Howe
Printed name      Kathleen Marie Howe
Notary public, State of Michigan, County of   Wayne
My commission expires        5-22-2017
Acting in the County of        Oakland

Exhibit A to Note

■	Flyer Enterprises, Inc.
■	Anker, Inc.
■	TMA Enterprises of Novi, Inc.
■	AMC Grand Blanc, Inc.
■	AMC Petoskey, Inc.
■	AMC Troy, Inc.
■	AMC Flint, Inc.
■	AMC Port Huron, Inc.
■	AMC Chesterfield, Inc.
■	AMC Marquette, Inc.
■	MCA Enterprises Brandon, Inc.
■	AMC North Port, Inc.
■	AMC Riverview, Inc.
■	Berkley Burgers, Inc.
■	Troy Burgers, Inc.
■	Ann Arbor Burgers, Inc.
■	AMC Traverse City, Inc.
■	Brighton Burgers, Inc.
■	Cascade Burgers Real Estate, Inc.
■	Cascade Burgers, Inc.
■	East Lansing Burgers, Inc.
■	Bearcat Enterprises, Inc.
■	TMA Enterprises of Ferndale, LLC
■	AMC Warren, LLC
■	Buckeye Group, LLC
■	Buckeye Group II, LLC
■	AMC Lakeland, Inc.
■	AMC Sarasota, Inc.
■	AMC Ft. Myers, Inc.